Rx

NovaDel Pharma Inc.

Novel Delivery of Pharmaceuticals

NovaDel Pharma Inc.

Corporate Presentation

AMEX: NVD

www.novadel.com

NovaDel Pharma Inc.
Novel Delivery of Pharmaceuticals

Safe Harbor Statement

Except for historical information contained herein, this document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.
These statements involve known and unknown risks and uncertainties that may cause the
Company’s actual results or outcomes to be materially different from those anticipated and discussed herein. Further, the Company operates in an industry where securities may be volatile and may be influenced by regulatory and other factors beyond the Company’s control.

Important factors that the Company believes might cause such volatility are discussed in the risk factors detailed in the Company’s most recent Form 10-KSB, dated July 31, 2005, and its most recent 10-Q, dated January 31, 2006, as filed with the Securities and
Exchange Commission; copies of those Forms 10-KSB and 10-Q are available from the
Company upon request.

In assessing the forward-looking statements contained herein, if any, the reader is urged to carefully read all cautionary statements contained in those Forms 10-KSB and 10-Q filed with the Securities and Exchange Commission.

NitroMist ™ is a pending trademark of Par Pharmaceuticals. Zensana™ is a pending trademark of Hana Biosciences.  Zofran®
and Imitrex® are registered trademarks of GlaxoSmithKline. Ambien® and Anzemet® are registered trademarks of Sanofi-
Aventis. Ambien CR ™ is a pending trademark of Sanofi-Aventis. Kytril ® is a registered trademark of Roche Laboratories Inc.
Lunesta® is a registered trademark of Sepracor Inc. Sonata® is a registered trademark of Jones Pharma Incorporated™, a wholly owned subsidiary of King Pharmaceuticals®, Inc. Aloxi® is a registered trademark of MGI PHARMA, INC.

May 15

NovaDel Pharma Inc.
Novel Delivery of Pharmaceuticals

NovaDel Pharma Inc.

We are an emerging specialty pharma
company focused on neurology.

We identify, develop and
commercialize  innovative therapeutics
to fulfill unmet medical needs.

We strengthen the benefits of clinically
proven compounds by leveraging our
validated and patent protected oral
transmucosal spray platform.

May 15

NovaDel Pharma Inc.
Novel Delivery of Pharmaceuticals

NovaDel Pharma Inc.

Rapidly progressing Neurology-oriented pipeline

Proprietary oral spray – drug delivery platform

505(b)(2) regulatory pathway is time and cost-efficient

FDA Approvable Letter provides “Proof of Concept”

Two products to be launched over next 18 months:

NitroMist™, H2 ‘06 (Nitroglycerin Lingual Spray)

Zensana™, ‘07 (Ondansetron Oral Spray)

May 15

NovaDel Pharma Inc.
Novel Delivery of Pharmaceuticals

Our Oral Spray Platform Provides
Major Patient Benefits…

1.

Fast absorption in the blood results in fast relief

Quick relief of migraine, sleeplessness, anxiety etc.

–

Our technology works because:

–

Fast transfer across oral mucosa

•

No need to travel to stomach

•

No adverse impact or interference from food

•

2.

Avoid need to swallow medications

Beneficial for neurological disorders such as Parkinson’s,
ALS, MS, seizure disorders

–

Nausea & vomiting

–

Pediatric and Geriatric drugs

–

3.

Avoid first pass liver metabolism

Potentially lower dose and side effects

–

May 15

NovaDel Pharma Inc.
Novel Delivery of Pharmaceuticals

… And a Decreased Business Risk

505(b)(2) approval pathway mitigates financial risk

Requires small clinical studies (< 125 patients)

Low cost to approval (< $5MM)

< 3 years from concept to NDA submission

Reduces scientific risk

Recent FDA Approvable Letter validates technology and
regulatory strategy

Most clinical risk eliminated during small PK study

Use known and well-documented compounds

Addresses large and well-established markets

May 15

NOVADEL PHARMA INC.
NOVEL DELIVERY OF PHARMACEUTICALS

We Project Numerous NDA Submissions
Over the Next 24 Months

Zensana™
(Ondansetron)

Zolpidem

(Ambien®)

Sumatriptan

(Imitrex®)

NVD 422

NVD 434

H1 ‘06

H1 ‘07

H2 ‘07

H1 ‘08

H1 ‘08

‘05

‘06

‘07

‘08

May 15

NovaDel Pharma Inc.
Novel Delivery of Pharmaceuticals

Our Approach Allows Us to File a NDA
Within Three Years

~9 months

~3 months

~12 months

~ 6 months

Start

Month 9

Month 12

Month 24

Month 30

Month 40

~ 10 months

Pre-IND

Clinical
Dev’t

NDA
Filing

FDA
Review

Scientific Proof
of Concept

Pre-IND Meeting
& IND Filing

NDA Preparation
& Filing

FDA Review
& Disposition

Clinical
Development

… And NitroMist has Validated Our Clinical and Regulatory Strategy

Proof of
Concept

May 15

NovaDel Pharma Inc.
Novel Delivery of Pharmaceuticals

Intellectual Property Estate Protects
and Blocks

15 Patents issued and 120+ pending

7 US, 7 European, 1 Canadian patents issued

Patents cover

Technology

Specific compounds

Multiple therapeutic categories

Significant technological “know how” further
strengthens our protection

May 15

NOVADEL PHARMA INC.
NOVEL DELIVERY OF PHARMACEUTICALS

NitroMist™ Validated Our Regulatory
Strategy and Technology

Provides “Proof of Concept”

Our technology

505(b)(2) regulatory pathway

Received FDA Approvable Letter

Submitted stability data from commercial lots

Commercial launch projected for H2 ‘06

Approvable letter based on sample of only 42
patients

May 15

NovaDel Pharma Inc.
Novel Delivery of Pharmaceuticals

Brand Name                           Indication                   US Market (MM)

Ondansetron/                           Nausea                                              $2,200
   Zensana™

Zolpidem/                                        Insomnia                                            $2,000
   Ambien®

Sumatriptan/                            Migraine                                            $2,000
   Imitrex®

NVD 422                                            Neurology                                             $500

NVD 434                                            Neurology                                             $400

Pipeline Is Getting More Focused on
Neurological  Compounds

Increasing
Focus on
Neurology

May 15

NovaDel Pharma Inc.
Novel Delivery of Pharmaceuticals

Zensana™ Oral Spray Profile

Compound

Ondansetron (the active ingredient in Zofran®) oral spray

Indication

Chemo- and radiotherapy induced nausea and vomiting

Experienced by 40–50% of pre-treated patients

Pediatric surgery

IP Status

Zofran® exclusivity expires Dec ‘06

NVD patent protection through at least ‘17

Clinical Status

Phase 3 complete

Positive pre-NDA meeting

NDA Filing

H1 ‘06 Hana Biosciences projection

May 15

NovaDel Pharma Inc.
Novel Delivery of Pharmaceuticals

Tablets

43%

Injection

43%

Zofran® ’04 Worldwide Sales
$1.5B

Orally
Disintegrating
Tablets (ODT)

14%

Zensana™ Addresses a Large Opportunity

Source: Analyst Reports; Company Estimates

‘04 Market Share (US Sales)

Kytril®

12%

Aloxi®

9%

Anzemet®

13%

Zofran®

66%

May 15

NovaDel Pharma Inc.
Novel Delivery of Pharmaceuticals

  Convenience

90% of oncologists
stated that
Ondansetron spray
would be more
convenient than
current tablets

Source: Winokur Consulting Group (WCG) survey of 162 hematologists-oncologists in academia and community practices (surveyed n = 800, responded n = 162 or 20.3%, 95% confidence interval)

  Pricing

Pharmacy Benefits stated
that patient convenience
and faster onset of
Ondansetron spray can
support a price premium of
approximately +/- 15%
versus branded product,
even after expected launch
of generics

Market Research Confirms the Market’s
Receptivity to Zensana™

May 15

NovaDel Pharma Inc.
Novel Delivery of Pharmaceuticals

NovaDel’s Economics for Zensana™
Are Compelling

Key deal terms with Hana Biosciences (NASDAQ: HNAB):

Royalty range between 15% and 25% of net sales

Milestones to NovaDel of up to $10MM through NDA approval

Hana responsible for clinical development, sales and marketing

Based on Hana Biosciences analyst reports*, revenue to
NovaDel would grow:

$6MM - $7MM in royalties plus large milestones by ‘07

$16MM - $34MM in royalties by ‘10

NovaDel retains all ex-North America rights

*  NovaDel cannot predict Hana’s revenues or NovaDel’s royalties resulting therefrom.  The figures provided herein are cited solely as an illustration of potential royalties to NovaDel for given levels of Hana’s revenues. Based on the most recent analyst reports.

May 15

NovaDel Pharma Inc.
Novel Delivery of Pharmaceuticals

*   Griffin Securities estimate

** Current Zofran® sales ratio US/EU - not including higher price erosion in US post expiry compared to Europe

    Source: GSK Annual report, Griffin Securities report, Internet

Sales Potential Is Also Large in Europe
Estimated Market Size Europe – $MM

Potential
European
Sales**

Potential
European
Sales

Antiemetics
Europe

Post
Zofran®
Expiry

Anticipated
US Peak
Sales

~40%
Price
Erosion

Zofran®

Kytril®

Others

230

40

60

330

240

140

40

60

325

~100

~30%
of US
Market**

~80

~33%
Penetration*

90

90

May 15

NovaDel Pharma Inc.
Novel Delivery of Pharmaceuticals

Zolpidem Oral Spray Profile

Compound

Zolpidem Tartrate (the active ingredient in Ambien®)

Indication

Insomnia

IP Status

Ambien® patent expires Oct ‘06

NVD patent protected through at least ‘17

Clinical Status

Pilot PK study complete

NDA Filing

H1 ‘07 projected

May 15

NovaDel Pharma Inc.
Novel Delivery of Pharmaceuticals

Insomnia Affects Many People

Source: National Sleep Foundation, Sleep in America Poll

0%

10%

20%

30%

40%

50%

60%

Difficulty
Falling Asleep

Awake Frequently
During the Night

Wake up too Early

and Cannot get

Back to Sleep

Any Symptom of

Insomnia

70%

May 15

NovaDel Pharma Inc.
Novel Delivery of Pharmaceuticals

Zolpidem Spray Addresses a
Market Expected to Grow to $3.8 Billion

*      ‘05 Market Shares, US Market Source: corporate annual reports and web sites for Sanofi-Aventis, Sepracor, King Pharmaceuticals

**     The New York Times, Record Sales of Sleeping Pills Are Causing Worries, Stephanie Saul February 7, 2006.

All others 5%

Sonata® 4%

Lunesta® 16%

Ambien® 75%

0%

20%

40%

60%

80%

100%

Ambien®

Sales
$1.6B*

$2B*

’05*

120%

140%

160%

180%

200%

Insomnia
drug
sales
expected
to double
by the
time of
Zolpidem
oral
spray
launch

$3.8B**

May 15

NovaDel Pharma Inc.
Novel Delivery of Pharmaceuticals

Zolpidem Oral Spray Has
Major Potential Benefits

Pilot PK study suggests quicker onset of sleep

Likely to outperform Ambien® tablets, Ambien CR®,
Indiplon®, Sonata® , and Lunesta®

Benefits of reduced sleep latency

Can be used on “as needed basis” only at bedtime

Fast action after awakening in middle of night

Ideal for executive travel

Food effect will not delay onset of action

Lower dose well-suited for middle of night

May 15

Concentration (ng/mL)

NOVADEL PHARMA INC.
NOVEL DELIVERY OF PHARMACEUTICALS

Our Small Pilot PK Study Indicated Accelerated
Absorption of Zolpidem Spray…

Differences between 10 mg Spray and Ambien®
are highly statistically significant at 12 (p=0.001),
15 (p<0.001) and 20 (p=0.009) minutes

Zolpidem Plasma Concentrations

Time in Minutes

3

6

9

12

15

20

0

10

20

30

40

50

60

70

80

90

10 mg Spray

10 mg Tablets

N = 10 healthy human subjects

May 15

Time (Min)

NovaDel Pharma Inc.
Novel Delivery of Pharmaceuticals

…Resulting in a 60% Reduction in Time to
Therapeutic Concentration

   Mean time to therapeutic concentration level >=20 ng/mL*

* Dr. T.Roth – Detroit Sleep Center

0

5

10

15

20

25

30

35

40

45

10 mg Tab

10 mg Spray

N = 10 healthy human subjects

~60%
reduction or

20+ Minutes

Difference between 10 mg Spray
and Ambien® is statistically
significant (p=0.03)

May 15

NovaDel Pharma Inc.
Novel Delivery of Pharmaceuticals

The Majority of Physicians Felt That
Zolpidem Spray Is a Superior Option….

17%

83%

28%

72%

0%

15%

30%

45%

60%

75%

90%

No

Yes

Percent of physicians who consider Zolpidem Oral Spray
a better option than other products by patient type

Difficulty Falling Asleep

Awakens During the Night

Source: Winokur Consulting Group (WCG) survey of 155 Primary
Care Physicians, 95% confidence interval.

May 15

70%
78%
15%
13%
15%
8%
0%
15%
30%
45%
60%
75%
90%

NOVADEL PHARMA INC.
NOVEL DELIVERY OF PHARMACEUTICALS

…And They Are Likely to Prescribe it

Percent of physicians who would be likely to prescribe,
unlikely to prescribe or neither likely nor unlikely

Likely to

prescribe

Neither

Unlikely to

Prescribe

Difficulty Falling Asleep

Awakens During the Night

Source: Winokur Consulting Group (WCG) survey of 155 Primary
Care Physicians, 95% confidence interval.

May 15

NovaDel Pharma Inc.
Novel Delivery of Pharmaceuticals

NovaDel Financials

Cash: $2.9MM @ 1/31/06, $11.7MM capital raised
April ‘06

Anticipate significant milestone payments over next
12 months

Burn: $900k/month average last 12 months

48.9MM shares outstanding after financing

May 15

NovaDel Pharma Inc.
Novel Delivery of Pharmaceuticals

We Project Major Milestones Over
Next 12 Months

NDA submissions

Zensana™

Zolpidem

FDA approvals

NitroMist™

Zensana™

Release of pivotal study data

Zensana™

Zolpidem

Sumatriptan

Initiate clinical development

At least two additional projects

Complete key management hires

May 15

NOVADEL PHARMA INC.
NOVEL DELIVERY OF PHARMACEUTICALS

NovaDel in Summary

Emerging specialty pharmaceutical company with
Neurology-focused pipeline

May 15

NovaDel Pharma Inc.
Novel Delivery of Pharmaceuticals

NovaDel in Summary

Emerging specialty pharmaceutical company with
Neurology-focused pipeline

Oral spray offers superior delivery:

Fast onset of action

Avoid need to swallow and digestion in stomach

Especially beneficial for geriatric and pediatric patients

May 15

NovaDel Pharma Inc.
Novel Delivery of Pharmaceuticals

NovaDel in Summary

Emerging specialty pharmaceutical company with
Neurology-focused pipeline

Oral spray offers superior delivery

Low risk and capital efficient business model:

Short development cycle (<3 Year) to NDA filing

Low development cost (< $5 M)

Platform technology provides scalable business model

Access to multiple large market opportunities

May 15

NovaDel Pharma Inc.
Novel Delivery of Pharmaceuticals

NovaDel in Summary

Emerging specialty pharmaceutical company with
Neurology-focused pipeline

Oral spray offers superior delivery

Low risk and capital efficient business model

Significant progress over past year:

Two products on market within next 18 months

Strengthened management team

Strengthened focus on Neurology

Successful financing & anticipate multiple milestone
payments

May 15

NovaDel Pharma Inc.
Novel Delivery of Pharmaceuticals

NovaDel in Summary

Emerging specialty pharmaceutical company with
Neurology-focused pipeline

Oral spray offers superior delivery

Low risk and capital efficient business model

Significant progress over past year

Strong proprietary IP and technology position

May 15

NovaDel Pharma Inc.
Novel Delivery of Pharmaceuticals

NovaDel in Summary

Emerging specialty pharmaceutical company with
Neurology-focused pipeline

Oral spray offers superior delivery

Low risk and capital efficient business model

Significant progress over past year

Strong proprietary IP and technology position

Multiple near-term NDA filings expected

May 15

NovaDel Pharma Inc.

www.novadel.com